UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2019 (July 12, 2019)

ABBVIE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Term Loan Credit Facility

On July 12, 2019 (the “Effective Date”), AbbVie Inc., a Delaware corporation (“AbbVie”), entered into a Term Loan Credit Agreement (the “Term Loan Credit Agreement”) among AbbVie, certain lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent.

Under the Term Loan Credit Agreement, the lenders party thereto have committed to provide AbbVie with unsecured term loan financing consisting of (i) a $1.5 billion 364-day term loan tranche, (ii) a $2.5 billion 3-year term loan tranche and (iii) a $2.0 billion 5-year term loan tranche, in an aggregate principal amount of $6.0 billion (collectively, the “Term Loan Facility”), with the commitments under the bridge credit facility entered into by AbbVie, as borrower, on June 25, 2019 to be reduced by such amount.

Advances under the Term Loan Facility will be available on a date after the Effective Date, subject to the satisfaction of certain conditions set forth in the Term Loan Credit Agreement. AbbVie intends to draw upon the commitments under the Term Loan Facility on the consummation of the acquisition of Allergan plc, an Irish public limited company (“Allergan”), by AbbVie (the “Allergan Acquisition”) to finance, in part, the cash component of the scheme consideration, fees and expenses related thereto and the repayment of Allergan’s existing revolving credit facility.

Borrowings under the Term Loan Credit Agreement may, at AbbVie’s election, bear interest at either (a) the base rate plus an applicable margin (“Base Rate Loans”) or (b) the Eurocurrency rate plus an applicable margin (“Eurocurrency Rate Loans”). The applicable margin ranges from 0.0% to 0.625% per annum for Base Rate Loans and 0.750% to 1.625% per annum for Eurocurrency Rate Loans, in each case depending on the public debt rating of AbbVie then in effect.

The commitments under the Term Loan Facility, unless previously terminated, will terminate on the earlier of (i) the date on which all of the certain funds purposes have been achieved without the making of any advances under the facility and (ii) the time after a mandatory cancellation event occurs.

The Term Loan Credit Agreement contains affirmative covenants, negative covenants, including a financial covenant applicable after the closing of the Allergan Acquisition, and events of default customary for unsecured financings of this type.

Amendment to Revolving Credit Agreement

On July 12, 2019, AbbVie entered into an amendment (the “Revolving Credit Agreement Amendment”) to that certain Revolving Credit Agreement, dated as of August 31, 2018 (the “Existing Revolving Credit Agreement”), among AbbVie, as borrower, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent. Under the Revolving Credit Agreement Amendment, the parties thereto have agreed to modify the financial covenant contained in the Existing Revolving Credit Agreement to permit temporary increases in the financial covenant level after the consummation of the Allergan Acquisition as well as make certain other changes.

The foregoing summaries of the Term Loan Credit Agreement and Revolving Credit Agreement Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Term Loan Credit Agreement and Revolving Credit Agreement Amendment, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 12, 2019, AbbVie entered into the Term Loan Credit Agreement as described under Item 1.01 above.  The description of the Term Loan Credit Agreement set forth in Item 1.01 above is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit

10.1	364-Day Term Loan Credit Agreement, dated as of July 12, 2019, among AbbVie, certain lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent.

10.2	First Amendment to Revolving Credit Agreement, dated as of July 12, 2019, among AbbVie, the lenders and other parties party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements with respect to a possible acquisition involving AbbVie and Allergan and AbbVie’s, Allergan’s and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, adverse effects on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares and on AbbVie’s or Allergan’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Allergan’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of AbbVie’s or, as the case may be, Allergan’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause AbbVie’s plans with respect to Allergan, Allergan’s or AbbVie’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie is set forth in Item 1A, “Risk Factors,” in AbbVie’s 2018 Annual Report on Form 10-K, which has been filed with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this communication.

Any forward-looking statements in this communication are based upon information available to AbbVie and/or its board of directors, as the case may be, as of the date of this communication and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, neither AbbVie nor any member of its board of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to AbbVie or its board of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: July 16, 2019	By:	/s/ Robert A. Michael
Robert A. Michael
Senior Vice President, Chief Financial Officer